EXHIBIT 10.81

                           AMENDMENT
                              to
                   SERIES 1998-1 SUPPLEMENT
                  Dated as of March 31, 1998


          THIS AMENDMENT ("Amendment") dated as of April 9, 1998 is entered into between SPECIALTY FOODS FINANCE CORPORATION (the "Company"), SPECIALTY FOODS CORPORATION, as master servicer (the "Master Servicer"), THE CHASE MANHATTAN BANK, as trustee (the "Trustee") and BANKERS TRUST COMPANY ("Bankers Trust"), as the sole VFC Certificateholder under that certain Certificate Purchase Agreement, dated as of March 31, 1998 among the Company, the Master Servicer, certain financial institutions party thereto from time to time and Bankers Trust as Agent.

          Reference is made to that certain Series 1998-1 Supplement, dated as of March 31, 1998 (the "Supplement"), among the Company, the Master Servicer and the Trustee to the Pooling Agreement, as amended (the "Pooling Agreement") dated as of November 16, 1994 among the Company, the Master Servicer and the Trustee. Capitalized terms used herein and not defined herein shall have the meanings set forth in the Supplement.

          SECTION 1.  Amendment to the Supplement.  The
Supplement is, effective the date hereof, hereby amended as follows:

          1.1 The definition of "Applicable Base Rate" set forth in Section 1.1 of the Supplement is hereby amended to delete the percentage "1.0%" which appears in clause (y) therein and to substitute therefor the percentage, "0.5%".


          SECTION 2. Covenants, Representations and Warranties of the Borrowers.

          2.l Upon the effectiveness of this Amendment, each of the Company and the Master Servicer hereby reaffirms all covenants, representations and warranties made by it in the Supplement and in the other Transaction Documents and agrees that all such covenants, representations and warranties shall be deemed to have been re-made as of the effective date of this Amendment, except to the extent any such representation and warranty was expressly made as of any other date, in which case such representation and warranty was true and correct in all material respects as of such other date.

          2.2 Each of the Company and the Master Servicer hereby represents and warrants that this Amendment constitutes its legal, valid and binding obligation, enforceable against such Person in accordance with its terms.




          SECTION 3.  Reference to and Effect on the
Supplement.

          3.l Upon the effectiveness of this Amendment, each reference in the Supplement to "this Agreement", "hereunder", "hereof", "herein" or words of like import shall mean and be a reference to the Supplement, as amended hereby, and each reference to the Supplement in any other document, instrument or agreement executed and/or delivered in connection with the Supplement, including without limitation, in the Pooling Agreement, shall mean and be a reference to the Supplement as amended hereby.

          3.2 Except as specifically amended above, the Supplement and all other Transaction Documents executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed.

          3.3 The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any VFC Certificateholder under the Supplement or any other Transaction Document executed in connection therewith, nor constitute a waiver of any provision contained therein, except as specifically set forth herein.

          SECTION 4. Execution in Counterparts. This Amend ment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument.

          SECTION 5.  Governing Law.  This Amendment shall be
governed by and construed in accordance with the laws of the State of New York.

          SECTION 6. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.
          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the date first above written.


                                 SPECIALTY FOODS FINANCE CORPORATION


                                   By:
                                       Name:
                                            Title:  Vice President, Treasurer
                                                       and Assistant Secretary


                                   SPECIALTY FOODS CORPORATION,
                                        as Master Servicer


                                   By:
                                         Name:
                                         Title:  Vice President and Treasurer




                                   THE CHASE MANHATTAN
                                   BANK, not in its individual capacity but solely as Trustee

                                           By:
                                               Name:
                                               Title:



                                   BANKERS TRUST COMPANY,  as
                                         Agent and VFC Certificateholder


                                   By:
                                         Name:
                                              Title: